PDC Energy Announces Proposed Mergers to Acquire 2005 Partnerships

DENVER, CO, November 17, 2010: PDC Energy (“PDC” or the “Company”) (NASDAQ:PETD) today announced it has entered into merger agreements pursuant to which it intends to acquire three limited partnerships formed in 2005 for which it serves as the managing general partner (PDC 2005-A Limited Partnership, PDC 2005-B Limited Partnership, and the 2005 Rockies Region Private Limited Partnership).  The merger of each of the partnerships with and into a subsidiary of PDC is subject to the approval of holders of a majority of the limited partner units held by limited partners not affiliated with PDC.

The Board of Directors of PDC formed a Special Committee, consisting of four independent members of the PDC Board of Directors, to represent the interests of the limited partners in the partnerships.  The Special Committee retained legal counsel and a financial advisor to advise the committee on the terms of the proposed mergers and the value of the proposed merger consideration to be provided to unitholders.  Under the terms of each merger agreement, the Special Committee may cause any of the partnerships to abandon that partnership’s proposed merger with, and acquisition by, PDC, at any time prior to the approval of the merger by the limited partners of each partnership, if the Special Committee believes it has received a superior offer that would be in the best interests of the limited partners.

Pursuant to the merger agreements, if the proposed mergers are approved and other customary conditions to closing are satisfied, PDC will acquire all limited partner units of the above-mentioned partnerships.  The related proxies are expected to be mailed to unitholders in January 2011.  PDC estimates the total cost to PDC to consummate all three mergers will be approximately $36.4 million.  If the required unitholder approvals are received, PDC expects these transactions to be completed and funded late in the first quarter of 2011.  There is no liquid market for the limited partnership units of any of these partnerships.

Richard W. McCullough, Chairman and Chief Executive Officer, stated, “I am pleased to announce the proposed repurchase of these 2005 partnership units.  This repurchase represents continuation of our transition from a historical partnership-funded company towards a traditionally capitalized E&P company.  In early 2007 we repurchased 44 limited partnerships; we ceased offering partnership units to raise drilling capital in early 2007.  In June 2010, we entered into merger agreements related to four limited partnerships for which we serve as the managing general partner, PDC 2004-A, 2004-B, 2004-C, and 2004-D, which have an aggregate purchase price of approximately $36.5 million.  The definitive proxy statements for these partnership mergers were mailed to investors in early October 2010, and the meeting date for the vote is scheduled for December 8, 2010.  We are very encouraged by the unitholder response to date related to these four partnership mergers.”

        Mr. McCullough continued, “Consummation of the proposed acquisitions of the 2005 partnerships would initially add approximately 4.0 MMcfe/day to PDC’s net production, and 27 Bcfe of proved reserves, comprised of 67% natural gas.  The assets in the 2005 partnerships are located in PDC’s core Wattenberg Field and Piceance Basin.”

EACH PARTNERSHIP WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING PDC, SUCH PARTNERSHIP AND THE MERGER OF SUCH PARTNERSHIP WITH AND INTO A SUBSIDIARY OF PDC. A DEFINITIVE PROXY STATEMENT WILL BE SENT TO THE LIMITED PARTNERS OF EACH PARTNERSHIP SEEKING THEIR APPROVAL OF THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED BY PDC AND EACH PARTNERSHIP WITH THE SEC AT THE SEC’S WEBSITE.

The definitive proxy statement and such other documents (when available) may also be obtained for free from PDC by directing a request to PDC Energy, 1775 Sherman Street, Suite 3000, Denver, CO 80203, Attention: Celesta Miracle; Telephone: (877) 395-3228.  Investors and security holders are urged to read the proxy statement and the other relevant documents when they become available before making any voting or investment decision with respect to the proposed merger.

PDC and certain of its directors, officers and employees may be considered “participants in the solicitation” of proxies from the limited partners of each partnership. Information regarding such persons and a description of their interest in the merger of each partnership will be contained in the proxy statement relating to such partnership when it is filed.  Information concerning beneficial ownership of PDC stock by its directors and certain executive officers is included in its proxy statement, dated April 30, 2010, and subsequent statements of changes in beneficial ownership on file with the SEC.

This press release is not an offer to acquire or sell any securities.

About PDC Energy

PDC Energy is an independent energy company engaged in the development, production and marketing of natural gas and oil.  Its operations are focused in the Rocky Mountains with additional operations in the Appalachian and Permian Basins.  PDC is included in the S&P SmallCap 600 Index and the Russell 3000 Index of Companies.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act") regarding our business, financial condition, results of operations and prospects.  All statements other than statements of historical facts included in and incorporated by reference into this report are forward-looking statements.  Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements herein, which include statements of estimated natural gas and oil production and reserves, drilling plans, future cash flows, anticipated liquidity, anticipated capital expenditures and our management’s strategies, plans and objectives.  However, these are not the exclusive means of identifying forward-looking statements herein.  Although forward-looking statements contained in this press release reflect our good faith judgment, such statements can only be based on facts and factors currently known to us.  Consequently, forward-looking statements are inherently subject to risks and uncertainties, including risks and uncertainties incidental to the exploration for, and the acquisition, development, production and marketing of natural gas and oil, and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.  Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to:

•	changes in production volumes, worldwide demand and commodity prices for natural gas and oil;
•	changes in estimates of proved reserves;
•	declines in the values of our natural gas and oil properties resulting in impairments;
•	the timing and extent of our success in discovering, acquiring, developing and producing natural gas and oil reserves;
•	our ability to acquire leases, drilling rigs, supplies and services at reasonable prices;
•	the availability and cost of capital to us, including the availability of funding for the consideration payable by us to consummate the prospective mergers of the 2004 and 2005 partnerships;
•	the timing and closing, if consummated, of the mergers of the 2004 and 2005 partnerships;
•	reductions in the borrowing base under our credit facility;
•	risks incident to the drilling and operation of natural gas and oil wells;
•	future production and development costs;
•	the availability of sufficient pipeline and other transportation facilities to carry our production and the impact of these facilities on price;
•	the effect of existing and future laws, governmental regulations and the political and economic climate of the United States;
•	changes in environmental laws and the regulations and enforcement related to those laws;
•	the identification of and severity of environmental events and governmental responses to the events;
•	the effect of natural gas and oil derivative activities;
•	conditions in the capital markets; and
•	losses possible from pending or future litigation.

Further, we urge you to carefully review and consider the cautionary statements made in this press release, along with the risk factors set forth in our annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 4, 2010, as amended August 31, 2010, and our other filings with the SEC and public disclosures.  We caution you not to place undue reliance on forward-looking statements, which speak only as of the date made.  Other than as required under the securities laws, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events.

Contact:                 Marti J. Dowling
Manager Investor Relations
303-831-3926
ir@petd.com

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